Exhibit 99.1
Liz Claiborne, Inc. Announces Tender Offer for up to €155,000,000 of its 5.0% Notes due 2013
     NEW YORK — March 8, 2011 — Liz Claiborne, Inc. (NYSE: LIZ) (the “Company”) today announced that it is commencing a cash tender offer (the “Offer”) to purchase up to €155,000,000 aggregate principal amount of its €350,000,000 5.0% Notes due 2013 (the “Notes”), subject to increase or decrease by the Company (the “Maximum Principal Amount”). The Offer and the Proposal (as defined below) are being made in accordance with the terms and subject to the conditions contained in a Tender Offer Memorandum dated March 8, 2011 (the “Tender Offer Memorandum”). The Offer will expire at 5:01 a.m. London time (12:01 a.m. New York time) on April 5, 2011, unless extended or earlier terminated by the Company (the “Expiration Deadline”). Concurrently with the Offer, the Company is inviting holders of the Notes to consider and pass an Extraordinary Resolution to provide for the amendments discussed below to be made to the terms and conditions of the Notes (the “Proposal”).
     The purpose of the Offer is to manage the Company’s liability profile and upcoming maturities by refinancing a portion of the outstanding Notes using a portion of the proceeds from the issuance of a new series of senior secured notes (the “New Notes”) in order to maintain the Company’s financial flexibility. The purpose of the Proposal is to permit the issuance of new secured indebtedness (such as the New Notes), so long as the net proceeds to the Company of such indebtedness are used to redeem, repurchase, prepay, defease, refund or refinance the Notes (and fund any interest or premia thereon or any fees, expenses, costs, taxes or charges in connection therewith).
     To participate in the Offer, a holder of the Notes must validly tender its Notes for repurchase by delivering, or arranging to have delivered on its behalf, a valid tender instruction that is received by Deutsche Bank AG, London Branch (the “Tender Agent”) by the Expiration Deadline.
     On April 7, 2011 (the “Settlement Date”), subject to extension by the Company, the Company will pay to all holders of the Notes who validly tender their notes by 4:01 a.m. London time (12:01 a.m. New York time) on March 22, 2011, a total early tender and consent consideration that will be equal to 96.0% of the principal amount of the Notes, plus accrued interest (the “Total Early Tender and Consent Consideration”) accepted by it for repurchase pursuant to the Offer. The Total Early Tender and Consent Consideration consists of the repurchase price of 94.0% of the principal amount of Notes tendered (the “Repurchase Price”), an amount in respect of accrued interest on the Notes that have been tendered and accepted by the Company and the Early Tender and Consent Payment described below.
     Holders of the Notes who validly tender their Notes (and thereby consent to the passage of the Extraordinary Resolution pursuant to the Proposal, with respect to all of their Notes so tendered) by 4:01 a.m. London time (12:01 a.m. New York time) on March 22, 2011 (the “Early Tender and Consent Deadline”) (and who do not subsequently revoke such tender and consent) will be eligible (subject to compliance with certain conditions) to receive an additional cash payment (the “Early Tender and Consent Payment”) equal to 2.0% of the principal amount of such Notes accepted by the Company for repurchase. The Early Tender and Consent Payment is a component of the Total Early Tender and Consent Consideration.
     If the aggregate principal amount of Notes that are validly tendered (and not withdrawn) exceeds the Maximum Principal Amount, then the Company will accept Notes for payment on a pro rata basis as described in the Tender Offer Memorandum. The Company will pay accrued and unpaid interest on Notes tendered and accepted for payment from the last interest payment date up to, but excluding, the Settlement Date, rounded to the nearest €0.01.
     Whether or not the Company will accept for repurchase Notes validly tendered in the Offer is subject to certain conditions, including the raising by the Company of new financing, on terms satisfactory to the Company, in order to enable it to finance, in whole or in part, the Offer. Subject to applicable law, the Company may extend, re-open, amend, and/or terminate the Offer at any time prior to its acceptance of tendered Notes.
Additional Information
     Merrill Lynch International and J.P. Morgan Securities Ltd. are the Dealer Managers for the Offer (the “Dealer Managers”), and Deutsche Bank AG, London Branch is the Tender Agent. Requests for information relating to the Offer should be directed to Merrill Lynch International (+44 20 7995 3715) or J.P. Morgan Securities Ltd. (+ 44 20 7325 9633) and requests for information relating to the procedures for tendering Notes in, and for any documents or materials relating to, the Offer should be directed to Deutsche Bank AG, London Branch (+44 20 7547 5000).
Disclaimers
     This press release must be read in conjunction with the Tender Offer Memorandum. This press release and the Tender Offer Memorandum contain important information which should be read carefully before any decision is made with respect to the Offer or the Proposal. Each Noteholder must make its own decision as to whether to tender Notes in the Offer or otherwise participate in the Proposal. If any Noteholder is in any doubt as to the action it should take or is unsure of the impact of the implementation of the Proposal or the Extraordinary Resolution, it is recommended to seek its own financial and legal advice, including as to any tax consequences, from its stockbroker, bank manager, solicitor, accountant or other independent financial or legal adviser. Any individual or company whose Notes are held on its behalf by a broker, dealer, bank, custodian, trust company or other nominee must contact such entity if it wishes to tender Notes in the Offer or otherwise participate in the Proposal. None of the Company, the Dealer Managers, the Tender Agent, or any of their respective directors, employees or affiliates, makes any recommendation as to whether Noteholders should tender any Notes in the Offer or otherwise participate in the Proposal.

     The distribution of this press release and the Tender Offer Memorandum in certain jurisdictions may be restricted by law. Persons into whose possession this press release and/or the Tender Offer Memorandum comes are required by the Company, the Dealer Managers and the Tender Agent to inform themselves about and to observe any such restrictions. Neither this press release nor the Tender Offer Memorandum constitutes an offer to buy or a solicitation of an offer to sell the Notes (and tenders of Notes in the Offer will not be accepted from Noteholders) in any circumstances in which such offer or solicitation is unlawful. In those jurisdictions where the securities, blue sky or other laws require the Offer to be made by a licensed broker or dealer and either Dealer Manager or any of their respective affiliates is such a licensed broker or dealer in such jurisdictions, the Offer shall be deemed to be made on behalf of the Company by such Dealer Manager or affiliate (as the case may be) in such jurisdictions.
     France. The Offer is not being made, directly or indirectly, to the public in the Republic of France (“France”). Neither this press release, the Tender Offer Memorandum nor any other documents or materials relating to the Offer have been or shall be distributed to the public in France and only (i) providers of investment services relating to portfolio management for the account of third parties (personnes fournissant le service d’investissement de gestion de portefeuille pour compte de tiers) and/or (ii) qualified investors (investisseurs qualifiés) other than individuals, all as defined in, and in accordance with, Articles L.411-1, L.411-2 and D.411-1 to D.411-3 of the French Code Monétaire et Financier, are eligible to participate in the Offer. None of this press release, the Tender Offer Memorandum or any other documents or materials relating to the Offer has been or will be submitted to or approved by the Autorité des Marchés Financiers.
     Italy. The Offer is not being made, directly or indirectly, in the Republic of Italy (“Italy”). The Offer, this press release and the Tender Offer Memorandum have not been submitted to the clearance procedure of the Commissione Nazionale per le Società e la Borsa (“CONSOB”) pursuant to Italian laws and regulations. Accordingly, Noteholders are notified that, to the extent Noteholders are located or resident in Italy, the Offer is not available to them and they may not tender Notes for repurchase pursuant to the Offer and, as such, any Tender Instructions received from such persons shall be ineffective and void, and neither this press release, the Tender Offer Memorandum nor any other documents or materials relating to the Offer or the Notes may be distributed or made available in Italy.
     United Kingdom. The communication of this press release, the Tender Offer Memorandum and any other documents or materials relating to the Offer is not being made and such documents and/or materials have not been approved by an authorised person for the purposes of section 21 of the Financial Services and Markets Act 2000. Accordingly, such documents and/or materials are not being distributed to, and must not be passed on to, the general public in the United Kingdom. The communication of such documents and/or materials as a financial promotion is only being made to those persons in the United Kingdom falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)) or persons who are within

Article 43(2) of the Financial Promotion Order or any other persons to whom it may otherwise lawfully be made under the Financial Promotion Order.
About Liz Claiborne, Inc.
     Liz Claiborne, Inc. designs and markets a global portfolio of retail-based premium brands including Juicy Couture, kate spade, Lucky Brand and Mexx. The Company also has a refined group of department store-based brands with strong consumer franchises including the Monet family of brands, Kensie, Kensiegirl, Mac & Jac, and the licensed DKNY® Jeans and DKNY® Active brands. The Liz Claiborne and Claiborne brands are available at JCPenney, the Liz Claiborne New York brand designed by Isaac Mizrahi is available at QVC, and the Dana Buchman and Axcess brands are sold at Kohl’s. Visit www.lizclaiborneinc.com for more information.
Liz Claiborne, Inc. Forward-Looking Statement
      Statements contained herein that relate to the Company’s future performance, financial condition, liquidity or business or any future event or action are forward-looking statements under the Private Securities Litigation Reform Act of 1995. Such statements are indicated by words or phrases such as “intend,” “anticipate,” “plan,” “estimate,” “target,” “forecast,” “project,” “expect,” “believe,” “we are optimistic that we can,” “current visibility indicates that we forecast” or “currently envisions” and similar phrases. Such statements are based on current expectations only, are not guarantees of future performance, and are subject to certain risks, uncertainties and assumptions. The Company may change its intentions, belief or expectations at any time and without notice, based upon any change in the Company’s assumptions or otherwise. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. In addition, some risks and uncertainties involve factors beyond the Company’s control. Among the risks and uncertainties are the following: our ability to continue to have the necessary liquidity, through cash flows from operations, and availability under our amended and restated revolving credit facility may be adversely impacted by a number of factors, including the level of our operating cash flows, our ability to maintain established levels of availability under, and to comply with the financial and other covenants included in, our amended and restated revolving credit facility and the borrowing base requirement in our amended and restated revolving credit facility that limits the amount of borrowings we may make based on a formula of, among other things, eligible accounts receivable and inventory; the minimum availability covenant in our amended and restated revolving credit facility that requires us to maintain availability in excess of an agreed upon level and whether holders of our Convertible Notes issued in June 2009 will, if and when such notes are convertible, elect to convert a substantial portion of such notes, the par value of which we must currently settle in cash; general economic conditions in the United States, Europe and other parts of the world; lower levels of consumer confidence, consumer spending and purchases of discretionary items, including fashion apparel and related products, such as ours; continued restrictions in the credit and capital markets, which would impair our ability to access additional sources of liquidity, if needed; changes in the cost of raw materials, labor, advertising and transportation, including the impact such changes may have on the pricing of our product and the resulting impact on consumer acceptance of our products at higher price points; our dependence on a limited number of large US department store customers, and the risk of consolidations, restructurings, bankruptcies and other ownership changes in the retail industry and financial difficulties at our larger department store customers; our ability to effect a turnaround of our Mexx Europe business; our ability to successfully re-launch our Lucky Brand product offering; our ability to successfully implement our long-term strategic plans; risks associated with the licensing arrangements with J.C. Penney Corporation, Inc. and J.C. Penney Company, Inc. and with QVC, Inc., including, without limitation, our ability to efficiently change our operational model and infrastructure as a result of such licensing arrangements, our ability to continue a good working relationship with these licensees and possible changes or disputes in our other brand relationships or relationships with other retailers and existing licensees as a result; our ability to anticipate and respond to constantly changing consumer demands and tastes and fashion trends across multiple brands, product lines, shopping channels and geographies; our ability to attract and retain talented, highly qualified executives, and maintain satisfactory relationships with our employees, both union and non-union; possible exposure to multiemployer union pension plan liability as a result of current market conditions and possible withdrawal liabilities; our ability to adequately establish, defend and protect our trademarks and other proprietary rights; our ability to successfully develop or acquire new product lines or enter new markets or product categories, and risks related to such new lines, markets or categories; the impact of the highly competitive nature of the markets within which we operate, both within the US and abroad; our reliance on independent foreign manufacturers, including the risk of their failure to comply with safety standards or our policies regarding labor practices; risks associated with our agreement with Li & Fung Limited, which results in a single foreign buying/sourcing agent for a significant portion of our products; a variety of legal, regulatory, political and economic factors that can impact our operations and results and the shopping and spending patterns of consumers, including risks related to the importation and exportation of product, tariffs and other trade barriers, to which our international operations are subject,; our ability to adapt to and compete effectively in the current quota environment in which general quota has expired on apparel products but political activity seeking to re-impose quota has been initiated or threatened; our exposure to domestic and foreign currency fluctuations; risks associated with material disruptions in our information technology systems; risks associated with privacy breaches; limitations on our ability to utilize all or a portion of our US deferred tax assets if we experience an “ownership change”; the outcome of current and future litigations and other proceedings in which we are involved; and such other factors as are set forth in the Company’s 2010 Annual Report on Form 10-K, filed on February 17, 2011 with the Securities and Exchange Commission, including in the section entitled “Item 1A- Risk Factors”. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
Contact:
Liz Claiborne, Inc. Media Contact: Jane Randel; Senior Vice President, Corporate Communications; 212-626-3408
Liz Claiborne, Inc. Investor Relations Contact: Robert J. Vill; Vice President — Finance and Treasurer; 201-295-7515

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